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                                                                  EXECUTION COPY


                              AMENDMENT NUMBER TWO
                                     TO THE
                  AMENDED AND RESTATED ONYX WAREHOUSE FACILITY


        This AMENDMENT NUMBER TWO TO THE AMENDED AND RESTATED ONYX WAREHOUSE FACILITY (this "Amendment") is effective as of March 30, 1999 by and among ONYX ACCEPTANCE CORPORATION ("Onyx"), ONYX ACCEPTANCE FINANCIAL CORPORATION ("Finco"), TRIPLE-A ONE FUNDING CORPORATION ("Triple-A One"), CAPITAL MARKETS ASSURANCE CORPORATION, as Collateral Agent ("CapMAC"), CAPMAC FINANCIAL SERVICES, INC., as Program Manager (the "Program Manager") and MBIA INSURANCE CORPORATION, as Surety Provider (the "Surety Provider").

                               W I T N E S S E T H

        WHEREAS, the parties hereto have entered into the Operative Documents;

        WHEREAS, Onyx, Finco, Triple-A One, CapMAC, the Program Manager and the Surety Provider have agreed to amend Section 4.6(a) of the Sale Agreement as hereinafter provided.

        NOW THEREFORE the parties hereto agree as follows:

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended and Restated Triple-A One Credit Agreement dated as of September 4, 1998, as amended (the "Credit Agreement") among Finco, Triple-A One, CapMAC and the Program Manager, and the Amended and Restated Definitions List dated as of September 4, 1998, as amended, attached thereto (the "Definitions List").

        Section 1. Amendment to Sale Agreement. (a) Section 4.6(a) of the Sale Agreement is hereby amended to read as follows:

               Ratio of Adjusted Tangible Net Worth to Total Assets. The ratio of Adjusted Tangible Net Worth to Total Assets shall be at least 15% as of the end of each fiscal quarter.

        (b) The definition of "Subordinated Debt" in Section 4.6 of the Sale Agreement is hereby amended to read as follows:

               Subordinated Debt: The total subordinated debt and non-common equity (i.e. preferred stock) of Onyx and its Subsidiaries on a consolidated basis having original maturities of 3 years or more, plus the outstanding principal balance of the $10,000,000 subordinated debt of Onyx in favor of BayView Capital Corporation, as lender.



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        Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following condition precedent:

               (a) Rating Agency Notice. Each of Moody's and S&P shall have received prior written notice of this Amendment.

        Section 3. References. On and after the effective date of this Amendment, each reference in the Operative Documents to the "Sale Agreement" or the "Sale and Servicing Agreement" shall mean and be a reference to the Sale Agreement as amended hereby.

        Section 4. Full Force and Effect. Except as specifically amended above, the Sale Agreement and the other Operative Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

        Section 5. Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        Section 6. Effectiveness. This Amendment shall become effective as of the date first written above when counterparts of this Amendment shall have been accepted and agreed to by Onyx, Finco, Triple-A One, CapMAC, the Program Manager and the Surety Provider, with written notice of this Amendment to each of S&P and Moody's pursuant to Sections 9(e) and 10.1 of the Credit Agreement and
Section 9.8 of the Sale Agreement.






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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment on this 10th day of May, 1999.


                                    ONYX ACCEPTANCE CORPORATION



                                    By:_______________________________
                                       Name:
                                       Title:


                                    ONYX ACCEPTANCE FINANCIAL CORPORATION



                                    By:________________________________
                                       Name:
                                       Title:


                                    TRIPLE-A ONE FUNDING CORPORATION
                                    By:  MBIA Insurance Corporation,
                                            its attorney in fact



                                    By:______________________________
                                        Name:  John D. Lohrs
                                        Title: Managing Director


                                    CAPMAC FINANCIAL SERVICES, INC.



                                    By:_________________________________
                                       Name:  John D. Lohrs
                                       Title: Managing Director


                                    CAPITAL MARKETS ASSURANCE CORPORATION



                                    By:_________________________________
                                       Name:  John D. Lohrs
                                       Title: Managing Director





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                                    MBIA INSURANCE CORPORATION



                                    By:_________________________________
                                       Name:  John D. Lohrs
                                       Title: Managing Director










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